Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:
Timothy A. Bonang, Senior Vice President
(617) 796-8230

The RMR Group Inc. Announces Fourth Quarter and Fiscal Year End 2018 Results

Total Revenues of $65.1 Million, a 15% Increase from the Fourth Quarter Last Year

Net Income Attributable to The RMR Group Inc. of $0.50 Per Share and Adjusted Net Income Attributable to The RMR Group Inc. of $0.61 Per Share, Both Increases of Over 38% from the Fourth Quarter Last Year

Adjusted EBITDA of $31.2 Million for the Fourth Quarter, a 15% Increase from the Fourth Quarter Last Year
______________________________________________________________________________

Newton, MA (December 3, 2018). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended September 30, 2018.

Adam Portnoy, President and Chief Executive Officer, made the following statement regarding the fourth quarter fiscal 2018 results:

"The fourth quarter marked the close of another strong fiscal year with continued growth in revenues, net income per share and Adjusted EBITDA. We are especially pleased with this fiscal quarter's Adjusted EBITDA of $31.2 million and Adjusted EBITDA margin of 59.7%, both at their highest levels since we became a public company in 2015 and reflecting the strength and stability of our operating platform.

In this fiscal year we also made progress on our goals to diversify our revenues and grow assets under management through the formation of two new client companies, including our first real estate investment vehicle targeting private investors."

Fourth Quarter Fiscal 2018 Highlights:

•	Total revenues for the quarter ended September 30, 2018 were $65.1 million, compared to total revenues for the quarter ended September 30, 2017 of $56.6 million.

•	The RMR Group Inc. earned management services revenues for the three months ended September 30, 2018 and 2017 from the following sources (dollars in thousands):

	Three Months Ended September 30,
	2018		2017
Managed Equity REITs (1)	$41,032	83.5%	$36,845	83.3%
Managed Operators (2)	6,903	14.0%	6,779	15.3%
Other	1,202	2.5%	634	1.4%
Total Management Services Revenues	49,137	100.0%	44,258	100.0%

(1)
Managed Equity REITs collectively refers to: Government Properties Income Trust (GOV), Hospitality Properties Trust (HPT), Industrial Logistics Properties Trust (ILPT), Select Income REIT (SIR) and Senior Housing Properties Trust (SNH).

(2)	Managed Operators collectively refers to: Five Star Senior Living Inc. (FVE), Sonesta International Hotels Corporation and TravelCenters of America LLC (TA).

•
For the three months ended September 30, 2018, net income was $19.0 million and net income attributable to The RMR Group Inc. was $8.2 million, or $0.50 per diluted share, compared to net income of $13.1 million and net income attributable to The RMR Group Inc. of $5.0 million, or $0.31 per diluted share, for the three months ended September 30, 2017.

•
For the three months ended September 30, 2018, adjusted net income attributable to The RMR Group Inc. was $9.9 million, or $0.61 per diluted share, compared to $7.1 million, or $0.44 per diluted share, for the three months ended September 30, 2017. The adjustments to net income attributable to The RMR Group Inc. this quarter included $1.6 million, or $0.10 per diluted share, of impairment losses on our investment in Tremont Mortgage Trust, or TRMT, as well as $0.5 million, or $0.03 per diluted share, of separation costs related to former officers, and $0.3 million, or $0.02 per diluted share, of transaction costs related to the formation of the RMR Office Property Fund LP, or the Private Fund, offset by $0.7 million, or $0.04 per diluted share, related to certain one time compensation adjustments. The adjustments to net income attributable to The RMR Group Inc. for the fiscal fourth quarter last year were primarily related to $2.1 million, or $0.13 per share, of transaction costs.

•
For the three months ended September 30, 2018, Adjusted EBITDA was $31.2 million and Adjusted EBITDA Margin was 59.7%, compared to Adjusted EBITDA of $27.1 million and Adjusted EBITDA Margin of 56.8% for the three months ended September 30, 2017.

•	As of September 30, 2018, The RMR Group Inc. had $256.8 million in cash and cash equivalents on a consolidated basis with no outstanding debt obligations.

•	As of September 30, 2018, The RMR Group Inc. had $30.1 billion of total assets under management, compared to total assets under management of $28.5 billion as of September 30, 2017.

Reconciliations to GAAP:

Adjusted net income attributable to The RMR Group Inc., EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Reconciliations of net income determined in accordance with GAAP to EBITDA and Adjusted EBITDA as well as calculations of Adjusted EBITDA Margin for the three and twelve months ended September 30, 2018 to the three and twelve months ended September 30, 2017 are presented later in this press release. Also, a reconciliation of net income attributable to The RMR Group Inc. to adjusted net income attributable to The RMR Group Inc. for the three months ended September 30, 2018 and 2017 is presented later in this press release.

Total Assets Under Management:

The calculation of total assets under management primarily includes: (i) the gross book value of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and ABP Trust, plus (ii) the gross book value of real estate assets, property and equipment of the Managed Operators, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the fair value of investments of Affiliates Insurance Company and the Private Fund, the managed assets of RMR Real Estate Income Fund and the equity of TRMT. This calculation of total assets under management may include amounts in respect of the Managed Equity REITs that are higher than the calculations of assets under management used for purposes of calculating fees under the terms of the business management agreements, which are based, in part, upon the lesser of the historical cost of real estate assets or total market capitalization. For information on the calculation of assets under management of the Managed Equity REITs for purposes of the fee provisions of the business management agreements, see The RMR Group Inc.'s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC. The RMR Group Inc.'s SEC filings are available at the SEC website: www.sec.gov.

Conference Call:

At 1:00 p.m. Eastern Time this afternoon, President and Chief Executive Officer, Adam Portnoy, and Executive Vice President, Chief Financial Officer and Treasurer, Matt Jordan, will host a conference call to discuss The RMR Group Inc.’s fiscal fourth quarter ended September 30, 2018 financial results.

The conference call telephone number is (877) 329-4297. Participants calling from outside the United States and Canada should dial (412) 317-5435. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call. A replay of the conference call will be available through 11:59 p.m. Eastern Time on Monday, December 10, 2018. To access the replay, dial (412) 317-0088. The replay pass code is 10123895.

A live audio webcast of the conference call will also be available in a listen only mode on RMR’s website, at www.rmrgroup.com. Participants wanting to access the webcast should visit RMR’s website about five minutes before the call. The archived webcast will be available for replay on RMR’s website following the call for about one week. The transcription, recording and retransmission in any way of The RMR Group Inc.'s fiscal fourth quarter ended September 30, 2018 financial results conference call are strictly prohibited without the prior written consent of The RMR Group Inc.

About The RMR Group Inc.

The RMR Group Inc. is a holding company, and substantially all of its business is conducted by its majority-owned subsidiary, The RMR Group LLC. The RMR Group LLC is an alternative asset management company that primarily provides management services to publicly traded REITs and real estate operating companies. As of September 30, 2018, The RMR Group LLC had $30.1 billion of total assets under management, including more than 1,700 properties, and employed almost 600 real estate professionals in more than 30 offices throughout the United States; and the companies managed by The RMR Group LLC collectively had over 52,000 employees. The RMR Group Inc. is headquartered in Newton, Massachusetts.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. FORWARD LOOKING STATEMENTS CAN BE IDENTIFIED BY USE OF WORDS SUCH AS “OUTLOOK”, “BELIEVE”, “EXPECT”, “POTENTIAL”, “WILL”, “MAY”, “ESTIMATE”, “ANTICIPATE”, AND DERIVATIVES OR NEGATIVES OF SUCH WORDS OR SIMILAR WORDS. FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE ARE BASED UPON PRESENT BELIEFS OR EXPECTATIONS. HOWEVER, FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS BEYOND THE RMR GROUP INC.'S CONTROL. FOR EXAMPLE:

•
MR. PORTNOY STATES THAT FOURTH QUARTER OF FISCAL 2018 MARKED THE CLOSE OF ANOTHER STRONG FISCAL YEAR FOR RMR WITH CONTINUED GROWTH IN REVENUES, NET INCOME PER SHARE AND ADJUSTED EBITDA. HE FURTHER NOTED THAT RMR’S ADJUSTED EBITDA AND MARGIN FOR THE FOURTH QUARTER FISCAL 2018 WERE AT THEIR HIGHEST LEVELS SINCE RMR BECAME A PUBLIC COMPANY IN 2015 AND THAT THESE RESULTS REFLECT THE STRENGTH AND STABILITY OF RMR’S OPERATING PLATFORM. THESE STATEMENTS MAY IMPLY THAT RMR’S REVENUES, NET INCOME PER SHARE AND ADJUSTED EBITDA MAY CONTINUE TO GROW IN FUTURE PERIODS AND THAT ITS OPERATING PLATFORM WILL REMAIN STRONG AND STABLE; HOWEVER, RMR’S BUSINESS IS SUBJECT TO VARIOUS RISKS, INCLUDING RISKS OUTSIDE ITS CONTROL. AS A RESULT, RMR’S REVENUES, NET INCOME PER SHARE AND ADJUSTED EBITDA MAY NOT GROW IN FUTURE PERIODS AND COULD DECLINE.

•
MR. PORTNOY STATES THAT RMR MADE PROGRESS ON ITS GOALS TO DIVERSIFY REVENUES AND GROW ASSETS UNDER MANAGEMENT THROUGH THE FORMATION OF TWO NEW CLIENT COMPANIES, INCLUDING RMR'S FIRST REAL ESTATE INVESTMENT VEHICLE TARGETING PRIVATE INVESTORS. THERE CAN BE NO ASSURANCE THAT RMR’S RESULTS WILL BENEFIT FROM THE FORMATION AND MANAGEMENT OF THESE NEW CLIENT COMPANIES, OR THAT RMR’S EFFORTS TO GROW AND DIVERSIFY ITS BUSINESS WILL BE SUCCESSFUL. IN FACT, RMR'S BUSINESS COULD BECOME SMALLER AND LESS DIVERSIFIED IN THE FUTURE. IN ADDITION, ANY FURTHER REVENUE STREAM DIVERSIFICATION THAT RMR MAY REALIZE MAY NOT IMPROVE ITS PROFITABILITY. THERE CAN ALSO BE NO ASSURANCE THAT RMR’S OPERATING PLATFORM WILL CONTINUE TO REMAIN STRONG AND STABLE WITH CONTINUED GROWTH IN REVENUES, NET INCOME AND ADJUSTED EBITDA.

THE INFORMATION CONTAINED IN THE RMR GROUP INC.’S FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN THE RMR GROUP INC.’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM THE FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE. THE RMR GROUP INC.’S FILINGS WITH THE SEC ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.
EXCEPT AS REQUIRED BY LAW, THE RMR GROUP INC. UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

The RMR Group Inc.
Condensed Consolidated Statements of Income
(amounts in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Fiscal Year Ended September 30,
	2018	2017	2018	2017
Revenues:
Management services (1)	$49,137	$44,258	$191,594	$174,887
Incentive business management fees	—	—	155,881	52,407
Reimbursable payroll related and other costs	15,076	11,309	53,152	40,332
Advisory services	860	1,069	4,352	4,102
Total revenues	65,073	56,636	404,979	271,728

Expenses:
Compensation and benefits	25,887	23,879	108,763	92,625
Equity based compensation	4,621	3,324	10,906	7,128
Separation costs	1,372	—	3,247	—
Total compensation and benefits expense	31,880	27,203	122,916	99,753
General and administrative	6,868	6,116	27,149	25,189
Transaction costs	780	6,734	1,697	9,187
Depreciation and amortization	252	488	1,248	2,038
Total expenses	39,780	40,541	153,010	136,167
Operating income	25,293	16,095	251,969	135,561
Interest and other income	1,463	506	4,546	1,565
Tax receivable agreement remeasurement	—	—	24,710	—
Impairment loss on TRMT investment	(4,359)	—	(4,359)	—
Income before income tax expense and equity in losses of investees	22,397	16,601	276,866	137,126
Income tax expense	(3,376)	(3,440)	(58,862)	(28,251)
Equity in losses of investees	(10)	(45)	(578)	(206)
Net income	19,011	13,116	217,426	108,669
Net income attributable to noncontrolling interest	(10,827)	(8,073)	(121,385)	(66,376)
Net income attributable to The RMR Group Inc.	8,184	5,043	96,041	42,293

Weighted average common shares outstanding - basic	16,094	16,041	16,077	16,032
Weighted average common shares outstanding - diluted	16,144	16,062	16,120	16,048

Net income attributable to The RMR Group Inc. per common share - basic	$0.51	$0.31	$5.94	$2.63
Net income attributable to The RMR Group Inc. per common share - diluted	$0.50	$0.31	$5.92	$2.63

(1)
Includes business management fees earned from the Managed Equity REITs based upon the lower of (i) the average historical cost of each REIT’s properties and (ii) each REIT’s average market capitalization. The following table presents a summary of each Managed Equity REIT's primary strategy and the lesser of the historical cost of its assets under management and its market capitalization as of September 30, 2018 and 2017, as applicable:

		Lesser of Historical Cost of Assets
		Under Management or Market Capitalization (a)
		As of September 30,
REIT	Primary Strategy	2018	2017
GOV	Office properties primarily leased to government tenants	$3,277,442	$2,221,945
HPT	Hotels and travel centers	8,935,518	8,740,307
ILPT	Industrial and logistics properties	1,547,219	—
SIR	Office properties primarily leased to single tenants	3,445,824	4,575,215
SNH	Senior living, medical office and life science properties	7,915,213	8,233,984
		$25,121,216	$23,771,451

(a)
The basis on which our base business management fees are calculated for the three and twelve months ended September 30, 2018 and 2017 may differ from the basis at the end of the periods presented in the table above. As of September 30, 2018, the market capitalization was lower than the historical costs of assets under management for GOV, HPT and SNH; the historical costs of assets under management for GOV, HPT and SNH as of September 30, 2018, were $3,467,169, $10,161,067 and $8,567,230, respectively. For ILPT and SIR, the historical costs of assets under management were lower than their market capitalization of $1,926,057 and $3,684,685, respectively, calculated as of September 30, 2018.

The RMR Group Inc.
Reconciliation of Adjusted Net Income Attributable to The RMR Group Inc. from
Net Income Attributable to The RMR Group Inc.
(dollars in thousands, except per share amounts)
(unaudited)

The RMR Group Inc. is providing the below reconciliation and information regarding certain individually significant items occurring or impacting its financial results for the three months ended September 30, 2018 and 2017 for supplemental informational purposes and to enhance understanding of The RMR Group Inc.'s condensed consolidated statements of income and to facilitate a comparison of The RMR Group Inc.'s current operating performance with its historical operating performance. This information should be considered in conjunction with net income, net income attributable to The RMR Group Inc. and operating income as presented in The RMR Group Inc.'s condensed consolidated statements of income.

	Three Months Ended September 30, 2018
	Impact on Net Income Attributable to The RMR Group Inc.	Impact on Net Income Attributable to The RMR Group Inc. Per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$8,184	$0.50
Impairment loss on TRMT investment, net of noncontrolling interest (1)	1,608	0.10
Certain one time compensation adjustments, net of noncontrolling interest (2)	(682)	(0.04)
Separation costs, net of noncontrolling interest (3)	506	0.03
Transaction costs related to the Private Fund, net of noncontrolling interest (4)	288	0.02
Adjusted net income attributable to The RMR Group Inc.	$9,904	$0.61

(1)	Includes $4,359 in impairment losses on the TRMT investment, adjusted to reflect amounts attributable to the noncontrolling interest and for tax at a rate of approximately 15.1%.

(2)
Includes $1,847 of certain one time compensation adjustments related to annual bonus estimates, adjusted to reflect amounts attributable to the noncontrolling interest and for tax at a rate of approximately 15.1%.

(3)	Includes $1,372 of separation costs, adjusted to reflect amounts attributable to the noncontrolling interest and for tax at a rate of approximately 15.1%.

(4)	Includes $780 of transaction costs related to the formation of the Private Fund, adjusted to reflect amounts attributable to the noncontrolling interest and for tax at a rate of approximately 15.1%.

	Three Months Ended September 30, 2017
	Impact on Net Income Attributable to The RMR Group Inc.	Impact on Net Income Attributable to The RMR Group Inc. Per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$5,043	$0.31
Transaction costs related to TRMT, net of noncontrolling interest (1)	1,394	0.09
Transaction costs related to RIF, net of noncontrolling interest (2)	712	0.04
Adjusted net income attributable to The RMR Group Inc.	$7,149	$0.44

(1)
Includes $4,457 of transaction costs related to the formation and initial public offering of TRMT, adjusted to reflect amounts attributable to the noncontrolling interest and for tax at a rate of approximately 20.6%.

(2)	Includes $2,277 of transaction costs related to RIF's rights offering, adjusted to reflect amounts attributable to the noncontrolling interest and for tax at a rate of approximately 20.6%.

The RMR Group Inc.
Reconciliation of EBITDA and Adjusted EBITDA from Net Income and Calculation of Adjusted EBITDA Margin (1)
(dollars in thousands)
(unaudited)

	Three Months Ended September 30,		Fiscal Year Ended September 30,
	2018	2017	2018	2017
Reconciliation of EBITDA and Adjusted EBITDA from net income:
Net income	$19,011	$13,116	$217,426	$108,669
Plus: income tax expense	3,376	3,440	58,862	28,251
Plus: depreciation and amortization	252	488	1,248	2,038
EBITDA	22,639	17,044	277,536	138,958
Plus: other asset amortization	2,354	2,354	9,416	9,416
Plus: operating expenses paid in The RMR Group Inc.'s common shares	1,567	949	4,348	1,970
Plus: separation costs	1,372	—	3,247	—
Plus: transaction costs	780	6,734	1,697	9,187
Plus: business email compromise fraud costs	—	89	225	774
Plus: impairment loss on TRMT investment	4,359	—	4,359	—
Less: certain one time compensation adjustments	(1,847)	—	—	—
Less: tax receivable agreement remeasurement due to the Tax Cuts and Jobs Act	—	—	(24,710)	—
Less: incentive business management fees earned	—	—	(155,881)	(52,407)
Certain other net adjustments	10	(77)	87	(681)
Adjusted EBITDA	$31,234	$27,093	$120,324	$107,217

Calculation of Adjusted EBITDA Margin:
Contractual management and advisory fees (excluding any
incentive business management fees) (2)	$52,351	$47,681	$205,362	$188,405
Adjusted EBITDA	$31,234	$27,093	$120,324	$107,217
Adjusted EBITDA Margin	59.7%	56.8%	58.6%	56.9%

(1)
EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures calculated as presented in the tables above. The RMR Group Inc. considers EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin to be appropriate supplemental measures of its operating performance, along with net income, net income attributable to The RMR Group Inc. and operating income. The RMR Group Inc. believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as income tax expense, depreciation and amortization, other asset amortization, operating expenses paid in The RMR Group Inc.'s common shares, separation costs, transaction costs, business email compromise fraud costs, impairment loss on TRMT investment, certain one time compensation adjustments, tax receivable agreement remeasurement due to the Tax Cuts and Jobs Act, incentive business management fees earned, and certain other net adjustments, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with The RMR Group Inc.’s historical operating performance and with the performance of other asset management businesses. In addition, The RMR Group Inc. believes that providing Adjusted EBITDA Margin may help investors assess The RMR Group Inc.’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding any incentive business management fees). EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to The RMR Group Inc. or operating income as an indicator of The RMR Group Inc.’s financial performance or as a measure of The RMR Group Inc.’s liquidity. These measures should be considered in conjunction with net income, net income attributable to The RMR Group Inc. and operating income as presented in The RMR Group Inc.'s condensed consolidated statements of income. Also, other asset management businesses may calculate EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin differently than The RMR Group Inc. does.

(2)
These contractual management fees are the base business management fees, property management fees and advisory fees The RMR Group Inc. earns pursuant to its management and investment advisory agreements with its client companies. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for each of the three months ended September 30, 2018 and 2017 and $9,416 for each of the twelve months ended September 30, 2018 and 2017, required to be recognized as a reduction to management services revenues in accordance with GAAP and do not include the incentive business management fees of $155,881 and $52,407 that The RMR Group Inc. recognized under GAAP during the twelve months ended September 30, 2018 and 2017, respectively, which were earned for the calendar years 2017 and 2016, respectively.

The RMR Group Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands, except per share amounts)
(unaudited)

	September 30,	September 30,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$256,848	$108,640
Due from related parties	28,846	25,161
Prepaid and other current assets	10,392	7,092
Total current assets	296,086	140,893

Furniture and equipment	4,444	4,800
Leasehold improvements	1,063	1,094
Capitalized software costs	478	1,876
Total property and equipment	5,985	7,770
Accumulated depreciation	(3,396)	(4,494)
Total property and equipment, net	2,589	3,276
Due from related parties, net of current portion	8,183	7,551
Equity method investments	7,051	12,162
Goodwill	1,859	1,859
Intangible assets, net of amortization	375	462
Deferred tax asset	25,726	45,541
Other assets, net of amortization	162,559	171,975
Total assets	$504,428	$383,719

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$28,307	$26,414
Total current liabilities	28,307	26,414
Long term portion of deferred rent payable, net of current portion	1,229	1,028
Amounts due pursuant to tax receivable agreement, net of current portion	32,048	59,063
Employer compensation liability, net of current portion	8,183	7,551
Total liabilities	69,767	94,056

Commitments and contingencies

Equity:
Class A common stock, $0.001 par value; 31,600,000 shares authorized; 15,229,957 and 15,164,066 shares issued and outstanding, respectively	15	15
Class B-1 common stock, $0.001 par value; 1,000,000 shares authorized, issued and outstanding	1	1
Class B-2 common stock, $0.001 par value; 15,000,000 shares authorized, issued and outstanding	15	15
Additional paid in capital	99,239	95,878
Retained earnings	182,877	86,836
Cumulative other comprehensive income	82	84
Cumulative common distributions	(49,467)	(33,298)
Total shareholders’ equity	232,762	149,531
Noncontrolling interest	201,899	140,132
Total equity	434,661	289,663
Total liabilities and equity	$504,428	$383,719

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